Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated October 27, 2022, relating to the financial statements and financial highlights of EMQQ The Emerging Markets Internet & Ecommerce ETF, FMQQ The Next Frontier Internet & Ecommerce ETF and India Internet & Ecommerce ETF, each a series of Exchange Traded Concepts Trust, for the year or period ended August 31, 2022, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

/s/ COHEN & COMPANY, LTD.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 28, 2022

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated October 27, 2022, relating to the financial statements and financial highlights of Fount Subscription Economy ETF and Fount Metaverse ETF, each a series of Exchange Traded Concepts Trust, for the period ended August 31, 2022, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and ‘Financial Statements” in the Statement of Additional Information.

/s/ COHEN & COMPANY, LTD.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 28, 2022

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated October 27, 2022, relating to the financial statements and financial highlights of Vesper U.S. Large Cap Short-Term Reversal Strategy ETF, a series of Exchange Traded Concepts Trust, for the year ended August 31, 2022, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and ‘Financial Statements” in the Statement of Additional Information.

/s/ COHEN & COMPANY, LTD.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 28, 2022